UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  August 31, 2004
                                                      --------------------------

                             MSW Energy Holdings LLC
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             0001261679                                14-1873119
--------------------------------------------------------------------------------
      (Commission File Number)              (IRS Employer Identification No.)

    c/o American Ref-Fuel Company LLC
    155 Chestnut Ridge Road
    Montvale, New Jersey                                   07645
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

                                 (800) 727-3835
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On August 31, 2004, United American Energy Holdings Corp., a Delaware corporation ("UAE Holdings"), and the indirect parent of MSW Energy Holdings II LLC, a Delaware limited liability company ("MSW II"), and certain investment funds affiliated with Credit Suisse First Boston Private Equity, Inc. ("Affiliates of CSFB Private Equity") and certain funds managed by AIG Global Asset Investment Corp. ("AIGGIC Managed Funds") effected a series of transactions that resulted in UAE Holdings becoming the indirect parent of MSW Energy Holdings LLC, a Delaware limited liability company ("MSW I") (the "August 31 Transactions").

Prior to the August 31 Transactions, Affiliates of CSFB Private Equity and the AIGGIC Managed Funds beneficially owned approximately 60% and 40%, respectively, of the equity interests in each of MSW I and UAE Holdings, and UAE Holdings owned a 0.01% managing member interest in MSW I. In the August 31 Transactions, Affiliates of CSFB Private Equity exchanged their indirect equity interests in MSW I and certain of their interests in UAE Holdings in exchange for common stock of UAE Holdings, and the AIGGIC Managed Funds exchanged their direct and indirect equity interests in MSW I and certain of their interests in UAE Holdings in exchange for common stock of UAE Holdings.

As a result of the August 31 Transactions, each of MSW I and MSW II are now 100% owned, directly or indirectly, by UAE Holdings. Affiliates of CSFB Private Equity and the AIGGIC Managed Funds continue to beneficially own approximately 60% and 40%, respectively, of the equity interests in each of UAE Holdings, MSW I and MSW II. MSW I continues to beneficially own 49.8% of the equity interests of Ref-Fuel Holdings LLC, a Delaware limited liability company ("Ref-Fuel Holdings"), and has the ability to vote an additional 0.2% membership interest in Ref-Fuel Holdings. MSW II continues to beneficially own the other 50% of the equity interests in Ref-Fuel Holdings.

Set forth below are charts describing the ownership structure of each of MSW I and MSW II prior to and after the August 31 Transactions.

                                          PRE AUGUST 31 TRANSACTIONS


--------------------      ---------------------------------    --------------------       ---------------------------------
AIGGIC Managed Funds      Affiliates of CSFB Private Equity    AIGGIC Managed Funds       Affiliates of CSFB Private Equity
--------------------      ---------------------------------    --------------------       ---------------------------------
         | 39.99% (1)                     |                              |                  |
         |                                |                              |                  |
         |                                |  60% (1)                     | 40%              | 60%
         |                                |                     ----------------------------
         ----------------------------------                       United American Energy
               MSW Energy Holdings LLC      -----------------         Holdings Corp.
         ----------------------------------        .01%         ----------------------------
           |               |                                                       | 100%
    100%   |               |                                                       |
  -------------------      |                                        ----------------------------
      MSW Energy           |                                        United American Energy Corp.
   Finance Co., Inc.       |                                        ----------------------------
  -------------------      | 49.8% (1) (2)                                      | 100%
                           |                                                    |
                           |                                        ----------------------------
                           |                                              UAE Ref-Fuel LLC
                           |                                        ----------------------------
                           |                                                    | 100%
                           |                                                    |
                           |                              49.9%     -----------------------------
                           |        -----------------------------    MSW Energy Holdings II LLC   ------   100%
                           |        |                               -----------------------------        |
                           |        |                                      |                             |
                           |                                               |                             |
                           |                                               | 100%              -------------------------------
              ----------------------                                  ---------------------    MSW Energy Finance Co. II, Inc.
               Ref-Fuel Holdings LLC  ---------------------------     UAE Ref-Fuel II Corp     -------------------------------
              ----------------------                          0.1%    ---------------------
                        | 100%
           ------------------------------
           American Ref-Fuel Company LLC
                 and subsidiaries
           ------------------------------


                                                POST 31 AUGUST TRANSACTIONS


                        ----------------------                ---------------------------------
                         AIGGIC Managed Funds                  Affiliates of CSFB Private Equity
                        ----------------------                ---------------------------------
                                              |                      |
                                              | 40%                  | 60%
                                             ----------------------------
                                                United American Energy
                                                    Holdings Corp.
                                             ----------------------------
                                               | 100% (1)          | 100%
                                               |                   |
                                               |                   |
                             -----------------------            ----------------------------
                             MSW Energy Holdings LLC            United American Energy Corp.
                             ------------------------           ----------------------------
                             |                  |                            |
                             |                  |                            |
                       100%  |                  |                            |  100%
                      -------------------       |               ----------------------------
                          MSW Energy            |                    UAE Ref-Fuel LLC
                        Finance Co., Inc.       |               ----------------------------
                      -------------------       | 49.8% (1) (2)               |
                                                |                             |
                                                |                             | 100%
                                                |        49.9%  -----------------------------
                                                |       -------  MSW Energy Holdings II LLC    -------------   100%
                                                |       |       -----------------------------               |
                                                |       |                    |                              |
                                                |       |                    |                              |
                                                |       |                    |                              |
                                                |       |                    |                              |
                                                |       |                    | 100%               -------------------------------
                                    ---------------------      0.1%  ---------------------        MSW Energy Finance Co. II, Inc.
                                     Ref-Fuel Holdings LLC  -------   UAE Ref-Fuel II Corp        -------------------------------
                                     ---------------------           ---------------------
                                            |
                                            |
                                            | 100%
                              ------------------------------
                               American Ref-Fuel Company LLC
                                   and subsidiaries
                              ------------------------------


(1) To simplify presentation, certain wholly-owned or affiliated entities are not shown.

(2) MSW I also has the ability to vote an additional 0.2% membership interest. The intermediate wholly owned subsidiary through which MSW Energy Holdings LLC Holds its 49.8% ownership interest is not shown.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MSW ENERGY HOLDINGS LLC
Date:  September 2, 2004
                                     By:     /s/ Michael Gruppuso
                                           -------------------------------------
                                     Name:    Michael Gruppuso
                                     Title:   Chief Financial Officer, Vice
                                              President and Secretary